UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2004


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                   0-50684                 57-1199010
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)           Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania         19148
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]    Written communications pursuant to Rule 425 under the Securities Act

     [ ]    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operation and Financial Condition
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         On August 25, 2004, the Registrant issued a press release to report its results of operations for the three and nine months ended July 31, 2004. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits
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         (c) Exhibits

         Exhibit 99.1 -- Press Release dated August 25, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SE FINANCIAL CORP.


Date: August 25, 2004               By:   /s/Joseph Sidebotham
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                                          Joseph Sidebotham
                                          Executive Vice President and
                                            Chief Financial Officer